COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 9:-      COMMITMENTS AND CONTINGENT LIABILITIES

a.         Lease commitments:

The Company and its subsidiaries facilities leased and motor vehicles leased under several operating lease agreements for different periods ending in 2017.

Future minimum lease commitments under non-cancelable operating leases are as follows:

Year ended December 31

2015	$65
2016	12
2017	1

$78

b.         Assets pledged as collateral:

As collateral for the Company's loan mortgages, a fixed pledge has been placed on the Company's subsidiaries in Luxemburg shareholders' equity. See details in note 8.

  Office of the Chief Scientist and European Commission commitments:

Until the sale of the Video Activity the Company participated in programs sponsored by the Israeli Government and by the European Commission for the support of research and development activities.

The Company was obligated to pay royalties to the Office of the Chief Scientist ("OCS"), in the amount of 3%-3.5% of the sales recorded from products and other related revenues generated from such projects, up to 100% of the grants received, linked to the U.S. dollar and for grants received after January 1, 1999 also bearing interest at the rate of LIBOR. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. The Company is currently undergoing an audit by the OCS for royalties paid before the sale of our Video business. As of December 31, 2014, the Company believes it has sufficient provisions to cover the outcome of such review process. The provision for the above commitments was recorded under liabilities attributed to discontinued operations as the Company has no further obligation to pay royalties on revenues generated by the Video Activity subsequent to its sale.

In addition, during 2010 and 2011 the Company was audited by the European Commission for grants received under 3 FP6 contracts. As results of the audit findings implementation the Company paid during 2012 an amount of $ 430 which settled and closed the financial audit.

d.         Legal claim and contingent liabilities:

  In connection with the sale of Video Activity (as further described in Note 1e) and as part of a dispute arose between Vitec and the Company, since October 2010 Vitec and the Company have filed several separate motions with the Tel-Aviv District Court, seeking, inter alia, fixed and temporary injunctions. The motions filed by both parties have been dismissed by the court and were transferred to arbitration proceedings, which were undergoing during the past three years and until February 27, 2014.

On July 30, 2013, the final decision of the arbitrator regarding the arbitration proceedings against Vitec (the "Arbitration Award") was submitted to the parties. The arbitrator accepted the majority of the Company's claims whilst most of Vitec's claims were rejected. The Arbitration Award mentions that the Company acted in the ordinary course of business and Vitec's claims regarding injury to reputation, loss of profits and loss of business opportunities were dismissed out of hand.

The arbitrator did award Vitec a total sum of $442. Regarding the costs of the arbitration and lawyers' fees, the Arbitrator awarded Vitec a total sum of $69 considering the fact that only a small portion of the claimed sum was granted to Vitec.

After the Arbitration Award was given, the Company made efforts to execute the Arbitration Award with no further delay, in order to comply with the Arbitrator's decision and to avoid paying unnecessary interests. The Company didn't come to any understating with Vitec. Hence, on September 1, 2013, the Company submitted with the Tel-Aviv District Court a motion requesting the confirmation and validation of the Arbitration Award.

On September 17, 2013, Vitec responded to the Company's motion by submitting a motion of its own, asking the Court to nullify some parts of the Arbitration Award, or alternatively ask the arbitrator to do so, mainly regarding sums received by the Company after the closing of the transaction. Vitec claimed that the Arbitration Award did not include final rulings regarding such sums. Vitec also claimed that the arbitrator made a calculating mistake in favor of the Company, in the amount of $400 which should be paid to Vitec.

On February 27, 2014, the Court gave its final ruling. The Court rejected all of Vitec's claims, dismissed its motion to nullify the Arbitration Award and confirmed and validated the Arbitration Award in it's entirely. The Court also ruled that Vitec will bear the legal expenses of this proceeding including the costs of the translation of the Arbitration Award.

Following the Court's ruling, the Company and Vitec instructed the court's treasury and ADAD Trust company Ltd. to release $200 and $1,000, respectively, deposited as Escrow Funds. On March 20, 2014, the funds were released and a net sum of $715 was transferred to the Company.

  Personal Claim against Adv. Doron Afik:

As part of the Agreement the Company, Vitec and Adv. Afik as trustee (the "Trustee") entered into the Consortium Escrow Agreement of March 16, 2010 (the "Consortium Agreement"). Under the Consortium Agreement, $ 300 of the consideration were held in escrow $ 100 per each EC Consortium Agreement to be transferred from the Company to Vitec under the Agreement.

Due to the Trustee's refusal to transfer the escrow funds to the Company, the Company filed in June 2011, a statement of claim for damages of approximately $ 268 against the Trustee.

On July 30, 2013, along with the Arbitration Award regarding the arbitration with Vitec, the Arbitrator gave his decision regarding the personal claim against Adv. Afik and Afik Counter Claim. The arbitrator chose to accept most of the Company's claims and rejected most of Adv. Afik's claims. The Arbitrator awarded Adv. Afik the sum of $36 only for damages caused by the lien imposed on Adv. Afik's bank accounts and $10 for legal expenses. Adv. Afik claims regarding libel were utterly rejected. The Company paid these amounts.

            Following the Court's ruling regarding the validation of the Arbitration Award, as mentioned above, the parties filed a motion to Court, with consent, to return the securities deposited by the Company during the imposition of the lien. On March 6, 2014 the court rendered its decision and ordered to return these escrow funds to the Company.

3.         On October 26, 2014, the Company received a letter on behalf of two purported shareholders (the "Shareholders") demanding the Company to file a derivative claim against its controlling shareholder and directors and officers, according to procedures of the Companies Law and requesting discovery of internal documents. The demand alleges, among other things, breach of fiduciary duties by directors and officers with respect to the approval of the transaction to acquire condominium units in Miami Beach, Florida, (the "Transaction"). The Shareholders are seeking damages which were not specified in the letter allegedly caused to the Company by its controlling shareholder and its directors and officers. In accordance with the Companies Law. The Company presented the Shareholders, at their request, with certain materials in connection with the Transaction for their review. Since then and as of today, the Company did not receive any additional demand from the Shareholders. At this preliminary stage the Company cannot evaluate the probability of success of any legal proceedings against the Company in connection with the demand.

4.         On March 1, 2010, the Company's subsidiary in Luxembourg entered into an Option Agreement, (the "Option Agreement"), with Swiss Pro who introduced the Company the Rümlang property and facilitated the acquisition and financing of the commercial building acquired by the Company in October, 2009 in Rümlang, Switzerland. According to the Option Agreement, the Company's subsidiary granted Swiss Pro an option to purchase twenty percent (20%) of its share capital in consideration of CHF 315 for the option. The exercise price under the Option Agreement is calculated based on twenty percent (20%) of acquisition costs for the Rümlang Property plus interest and an adjustment for proceeds that are distributed to the shareholders. The shares that would be issued to Swiss Pro upon exercise of the option will not have voting rights and would be subject to transfer restrictions in favor of the Company. The option granted under the Option Agreement will expire within eight years from the entrance into the agreement, i.e.: on February 28, 2018.

5.       Eldista had a dispute with Swiss Pro Capital ("Swiss Pro"), a company organized under the Switzerland laws, arising from the consultancy agreement entered between the parties and dated May 19, 2011 (the "Consultancy Agreement"). The Consultancy Agreement stated that Swiss Pro would provide services to Eldista in exchange for the payment of a certain consultancy fee (the "Services"). Pursuant to the Consultancy Agreement, Eldista undertook to pay Swiss Pro a bonus in the manner calculated in the Consultancy Agreement.

Pursuant to the Consultancy Agreement, Eldista had a right at any time following the second anniversary of the Consultancy Agreement, to elect to prepay to Swiss Pro the bonus in full by delivering written notice to Swiss Pro (the "Prepayment Notice") and by paying Swiss Pro the prepayment amount as calculated pursuant to the Consultancy Agreement. On July 14, 2013, Eldista delivered to Swiss Pro a prepayment notice calculating the prepayment amount based on the property appraisal concluding that no prepayment amount was due to Swiss Pro. On July 18, 2013 Swiss Pro delivered a notice to Eldista disputing such determination of the prepayment amount.

On August 21, 2014 Eldista and Swiss Pro entered into a settlement agreement, according to which Eldista will pay Swiss Pro an agreed prepayment amount of CHF 400 as consulting fees in full settlement of all dispute between the parties and their affiliates regarding the Consultancy Agreement. On August 29, 2014 Eldista paid the agreed payment.